EXHIBIT 10.01

                          AGREEMENT AND PLAN OF MERGER
                           --------------------------

     This  AGREEMENT  AND  PLAN  OF MERGER (the "AGREEMENT") is made and entered
                                                 ---------
into as of July 24, 2006 between CYTATION CORPORATION, a Delaware corporation with a mailing address of 4902 EISENHOWER BLVD, SUITE 185, TAMPA, FLORIDA 33634 ("CYTATION"), and DEER VALLEY CORPORATION, a Florida corporation with a mailing
  --------
address of 4902 EISENHOWER BLVD, SUITE 185, TAMPA, FLORIDA 33634("DEER VALLEY").
                                                                  -----------
Cytation and Deer Valley are from time to time herein referred to as the "CONSTITUENT CORPORATIONS."
 -------------------------

                                    RECITALS
                                    --------

     WHEREAS, Cytation is a corporation duly organized and existing under the laws of the State of Delaware.

     WHEREAS, Deer Valley is a corporation duly organized and existing under the laws of the State of Florida.

     WHEREAS, the Boards of Directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations and their respective shareholders that Cytation be merged with and into Deer Valley for the purpose of changing the jurisdiction of incorporation of Cytation from the State of Delaware to the State of Florida.

     WHEREAS, each of the Constituent Corporations has, subject to approval by its shareholders, adopted the Agreement and Plan of Merger embodied in this Agreement.

     NOW, THEREFORE, in consideration of the terms hereof, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

                                    ARTICLE I

                                   The Merger
                                   ----------

     1.01     The  Merger.  Upon the terms and subject to the conditions hereof,
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on  the  Effective  Date (as hereinafter defined), Cytation shall be merged with and into Deer Valley in accordance with the applicable laws of the States of Delaware and Florida (the "MERGER"). The separate existence of Cytation shall
                             ------
cease,  and  Deer  Valley  shall  be  the  surviving corporation (the "SURVIVING
                                                                       ---------
CORPORATION")  and  shall  be  governed  by  the  laws  of the State of Florida.
-----------

     1.02     Effective Date.  The Merger shall become effective on the date and
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at  the  time of filing of Articles of Merger, in substantially the form annexed hereto  as Exhibit"A", with the Secretary of State of the State of Delaware, and
           ----------
Articles of Merger in substantially the same form with the Secretary of State of the State of Florida, whichever later occurs (the "EFFECTIVE DATE"), all after
                                                     --------------
satisfaction of the requirements of the applicable laws of such States prerequisite to such filings, including, without limitation, the approval of the shareholders of the Constituent Corporations.

     1.03     Articles of Incorporation.  On the Effective Date, the Articles of
              -------------------------
Incorporation of Deer Valley, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

     1.04     Bylaws.  On  the  Effective Date, the Bylaws of Deer Valley, as in
              ------
effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

     1.05     Directors and Officers.  The directors and officers of Deer Valley
              ----------------------
immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                   ARTICLE II

                              Conversion of Shares
                              --------------------

     2.01     Cytation Common Stock.  Upon  the Effective Date, by virtue of the
              -----------------------
Merger and without any action on the part of any holder thereof, each share of Cytation Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the common stock of the Surviving Corporation.

     2.02     Cytation  Series  A  Preferred Stock.  Upon the Effective Date, by
              -------------------------------------
virtue of the Merger and without any action on the part of any holder thereof, each share of Cytation Series A Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Series A Preferred Stock of the Surviving Corporation.

     2.03     Cytation Series  B Preferred  Stock. Upon  the  Effective Date, by
              -------------------------------------
virtue of the Merger and without any action on the part of any holder thereof, each share of Cytation Series B Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Series B Preferred Stock of the Surviving Corporation.

     2.04     Cytation  Series  C  Preferred  Stock. Upon the Effective Date, by
              -------------------------------------
virtue of the Merger and without any action on the part of any holder thereof, each share of Cytation Series C Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Series C Preferred Stock of the Surviving Corporation.

     2.05     Cytation  Series  D  Preferred  Stock. Upon the Effective Date, by
              -------------------------------------
virtue of the Merger and without any action on the part of any holder thereof, each share of Cytation Series D Preferred Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Series D Preferred Stock of the Surviving Corporation.

     2.06     Exchange  of  Certificates. Each person who  becomes  entitled  to
              --------------------------
receive common or preferred stock of the Survivor Corporation by virtue of the Merger shall be entitled to receive from the Surviving Corporation, as promptly as practicable after the Effective Date, a certificate or certificates representing the number of shares of Survivor Stock to which such person is entitled as provided herein.

                                   ARTICLE III

                              Effect of the Merger
                              --------------------

     3.01     Rights, Privileges, Etc.  On the Effective Date of the Merger, the
              -----------------------
Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Cytation and Deer Valley; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Cytation and Deer Valley on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed; title to any real estate, or any interest therein vested in Cytation or Deer Valley, shall not revert or in any way be impaired by reason of this Merger; and all of the rights of creditors of Cytation and Deer Valley shall be preserved unimpaired, and all liens upon the property of Cytation or Deer Valley shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

     3.02     Further  Assurances.  From  time  to time, as and when required by
              -------------------
the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Cytation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Cytation and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Cytation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE IV

                                  Miscellaneous
                                  -------------

     4.01     Abandonment.  At  any  time  before  the  Effective  Date,  this
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Agreement  may  be  terminated  and  the  Merger may be abandoned for any reason whatsoever by the Board of Directors of either Cytation or Deer Valley or both, notwithstanding the approval of this Agreement by the shareholders of Cytation and Deer Valley.

     4.02     Amendment.  At  any  time  prior  to  the  Effective  Date,  this
              ---------
Agreement may be amended or modified in writing by the Board of Directors of either Cytation or Deer Valley or both; provided, however, that an amendment made subsequent to the adoption of this Agreement by the shareholders of either

Constituent Corporation shall not alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the rights of the shareholders of such Constituent Corporation.

     4.03     Governing  Law.  This Agreement shall be governed by and construed
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and  enforced in accordance with the laws of the State of Florida and, so far as applicable,  the  merger  provisions  of  the  Delaware General Corporation Law.

     4.04     Counterparts.  In  order to facilitate the filing and recording of
              ------------
this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


                                       CYTATION  CORPORATION,  a  Delaware
                                       corporation

                                       By: /s/ Charles G. Masters
                                          -----------------------------------
                                          Charles G. Masters, President & CEO




                                       DEER  VALLEY  CORPORATION,  a
                                       Florida  corporation

                                       By: /s/ Charles G. Masters
                                          -----------------------------------
                                          Charles G. Masters, President & CEO

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